THE RBB FUND TRUST

Evermore Global Value Fund

(the “Fund”)

Supplement dated February 21, 2023

to the Prospectus and Statement of Additional Information dated December 27, 2022

Evermore Global Advisors, LLC (“Evermore”) provides investment advisory services to the Fund pursuant to an investment advisory agreement between The RBB Fund Trust (the “Trust”), on behalf of the Fund, and Evermore (the “Current Investment Advisory Agreement”).

Pursuant to a Purchase and Assignment and Assumption Agreement (the “Purchase Agreement”) between Evermore and MFP Investors LLC (“MFP”), Evermore will sell substantially all of its business and advisory assets to MFP. Contemporaneously with the consummation of the Purchase Agreement, it is proposed that F/m Investments, LLC dba North Slope Capital LLC (“F/m”) will be appointed as investment adviser to the Fund and MFP will be appointed as sub-adviser to the Fund (the Purchase Agreement and change in management of the Fund collectively referred to as, the “Transaction”). The Transaction is expected to close on March 31, 2023 (the “Closing Date”). Following the Closing Date, the Fund’s portfolio managers will be employed at MFP, ensuring a continuity of portfolio management service to the Fund.

The new investment advisory agreement with F/m (the “New Investment Advisory Agreement”) and a new sub-advisory agreement between F/m and MFP (the “Sub-Advisory Agreement”) have been approved by the Trust’s Board of Trustees and requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A special meeting of the Fund’s shareholders will be held on March 31, 2023 at which the shareholders will be asked to consider and approve the New Investment Advisory Agreement and Sub-Advisory Agreement. In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials providing more information about F/m, MFP, and the New Investment Advisory Agreement and Sub-Advisory Agreement, including, among other information, a form of both the New Investment Advisory Agreement and Sub-Advisory Agreement. The Fund’s investment strategies, advisory fees and other terms will not change as a result of the New Investment Advisory Agreement or the Sub-Advisory Agreement. The same portfolio management team will continue to manage the Fund, but as employees of MFP. The Transaction will not close until after shareholders have approved both the New Investment Advisory Agreement and the Sub-Advisory Agreement.

Please keep this Supplement with your records.